November 2020 Q3 2020 Investor Presentation Exhibit 99.3

Actions taken during the pandemic Please see Appendix at the back of this presentation for Reporting Definitions and Explanations used throughout this presentation and a disclosure regarding Forward-Looking Statements. Transparency and Communication Provided timely and robust disclosures regarding portfolio health, including several investor presentations detailing collections, deferrals, operational status and accounting treatment at the industry level Pre-released Q1 earnings, accelerated Q2 earnings, reinitiated 2020 acquisition guidance and maintained dividend policy Acquisition and Asset Management Team Integration In March, shifted acquisition team to asset management to help work through deferral requests By June, with collections stabilizing, moved the acquisition team back to sourcing new opportunities for external growth Completed $214.3M in acquisitions and invested $1.0M in revenue-producing capital expenditures in the third quarter Raised acquisition guidance to $700M to $750M from $600M to $650M Fortified Balance Sheet Raised $400.0M in term loans on June 5, 2020 (repaid $222.0M in the third quarter) Sold 9.2M shares at $37.35 on June 8, 2020 and 313K shares at $37.06 during the third quarter Raised $450.0M of 3.20% unsecured bonds, due in 2031, on August 3, 2020 Repaid $154.6M of the 3.75% convertible notes due in 2021 Asset Management Team Acquisition Team Asset Management Team Acquisition Team March – June 2020 Focus: Asset Management July 2020 – Current Day Focus: Acquisition Funding the Heart of America’s Business Hosted monthly town halls with tenants in various industries, including childcare, entertainment, movie theaters, gyms and casual dining Partnered with tenants to find solutions, including helping understand government programs and introduction to bank counterparts In select cases, provided deferrals and abatements to provide short term liquidity while businesses were not fully operational

2020 Collections Improvement Rent Collection update Entire Portfolio Top 10 Tenants Top 20 Tenants Public2 Q2 75.0% 87.7% 83.4% 89.4% Q3 90.0% 100.0% 98.0% 95.5% October 93.3% 100.0% 100.0% 96.5% Q3 2020 Collection October 2020 Collection 90.0% of Q3 Base Rent1 93.3% of October Base Rent1 Note: All ratios represent percentage of total Base Rent for such period and such category collected. Percentages may include immaterial rounding. All tenant updates are based on available information as of October 26, 2020. 1Q3 and October Base Rent is $118.2M and $40.3M, respectively. October collections include a minimal amount that is expected to be received and could further increase as a result of certain deferral agreements with percentage rent thresholds. 2Publicly owned represents ownership of our tenants or their affiliated companies.

Rent collection update by industry Q3 2020 ABR Q2 2020 Collection1 Q3 2020 Collection1 October Collection1 INDUSTRY Convenience Stores 8.0% 100.0% 100.0% 97.6% Health and Fitness 6.9% 21.8% 87.2% 95.1% Restaurants - Quick Service 6.7% 78.1% 100.0% 100.0% Restaurants - Casual Dining 6.0% 43.8% 74.3% 87.3% Movie Theaters 5.4% 8.3% 15.4% 12.3% Drug Stores / Pharmacies 4.6% 100.0% 100.0% 100.0% Dealerships 4.4% 100.0% 100.0% 100.0% Entertainment 3.6% 16.3% 74.8% 88.1% Grocery 3.5% 100.0% 100.0% 100.0% Car Washes 3.3% 76.0% 100.0% 100.0% Dollar Stores 3.2% 100.0% 100.0% 100.0% Home Improvement 3.1% 98.3% 100.0% 100.0% Home Décor 2.9% 87.1% 100.0% 100.0% Warehouse Club and Supercenters 2.6% 100.0% 100.0% 100.0% Specialty Retail 2.4% 96.3% 94.4% 100.0% Automotive Service 2.3% 71.7% 100.0% 100.0% Department Stores 2.0% 66.6% 77.9% 100.0% Home Furnishings 1.7% 34.9% 80.9% 100.0% Sporting Goods 1.7% 94.1% 94.1% 100.0% Early Education 1.6% 20.1% 84.1% 100.0% Automotive Parts 1.2% 100.0% 100.0% 100.0% Office Supplies 0.8% 100.0% 100.0% 100.0% Other 0.7% 94.0% 99.8% 99.5% Medical Office 0.5% 100.0% 94.3% 82.7% Pet Supplies and Service 0.4% 100.0% 100.0% 100.0% Apparel 0.3% 75.4% 78.3% 100.0% RETAIL 79.8% 70.0% 88.2% 91.7% Distribution 8.1% 98.6% 100.0% 100.0% Manufacturing 4.5% 94.5% 95.4% 100.0% INDUSTRIAL 12.6% 97.1% 98.4% 100.0% Professional Office 3.1% 97.1% 100.0% 100.0% Medical Office 2.6% 97.2% 93.7% 100.0% Data Center 1.3% 100.0% 100.0% 100.0% Hotel 0.6% 53.0% 65.7% 78.9% OFFICE & OTHER 7.6% 93.9% 95.0% 98.2% TOTAL 100.0% 75.0% 90.0% 93.3% 1Represents percentage of total Base Rent for such period and such industry collected. Percentages may include immaterial rounding.

Uncollected October Rent Uncollected Rent 6.7% Movie Theaters 4.8% Restaurants - Casual Dining 0.8% Entertainment 0.4% Health and Fitness 0.3% Convenience Store 0.2% Hotel 0.1% Medical Office 0.1% Recognized Deferred Rent 1.7% Unrecognized Deferred Rent1 2.2% Reserved Rent 2.8% Movie Theaters 1.1% Restaurants - Casual Dining 0.3% Entertainment 0.1% Hotel 0.1% Medical Office 0.1% Movie Theaters 1.7% Entertainment 0.3% Restaurants - Casual Dining 0.2% Movie Theaters 2.0% Restaurants - Casual Dining 0.3% Health and Fitness 0.3% Convenience Store 0.2% Note: Represents percentage of October Base Rent. Percentages may include immaterial rounding. 1Includes unrecognized deferred rent not eligible for the FASB’s relief from ASC Topic 842 extended as a result of the COVID-19 pandemic and abated rent of 0.1%.

Deferred rent balance by industry Movie Theaters 29.2% Entertainment 16.6% Health and Fitness 16.1% Restaurants - Casual Dining 13.6% Restaurants - Quick Service 5.9% Early Education 5.1% Home Furnishings 3.4% Department Stores 3.1% Hotel 2.2% Automotive Service 2.2% Other2 2.6% Gross Deferred Accounts Receivable Rent Balance = $28.2M Deferred Accounts Receivable Balance, Net of Reserves1 = $20.6M Health and Fitness 21.7% Restaurants - Casual Dining 16.6% Entertainment 15.7% Movie Theaters 13.6% Restaurants - Quick Service 8.0% Early Education 7.0% Home Furnishings 4.7% Department Stores 4.2% Hotel 3.0% Automotive Service 2.2% Other2 3.3% As of September 30, 2020, we have collected 100% of scheduled deferred rent paybacks of approximately $3.5M Note: As of September 30, 2020. Percentages may include immaterial rounding. 1Represents cumulative deferred rent balance recognized in rental income year-to-date. 2Other includes Manufacturing, Distribution, Medical Office, Home Improvement, Apparel, and Home Décor.

ABR Walk from q1 2020 Note: Based on information as of Q3 2020. Percentages may include immaterial rounding. 1Movie theaters represent $5.1M of Bankruptcies and $1.4M of COVID-19 Reductions & Other Modifications. Acquisitions and lease escalators continue growing ABR 1.4% Increase from Q1’20 3.4% 0.9% (1.8)% (0.5)% (0.5)% (0.1)% Represents Movie Theaters1

Fortress Balance Sheet Credit Ratios 5.6x / 5.1x1 Adj. Debt / Ann. Adj. EBITDAre 4.2x Fixed Charge Coverage Ratio $1.1B Corporate Liquidity2 $3.2B Common Market Equity3 8.3% Dividend Yield4 Market Metrics 6.0x / 5.5x1 Adj. Debt + Preferred / Ann. Adj. EBITDAre 93.6% % Rent from Unencumbered Assets 8.5% Secured Debt / Total Debt Well-Staggered Debt Maturities As of September 30, 2020 ($ in Millions) $455 1Assuming the settlement of the 6.7 million open forward equity contracts. 2As of October 30, 2020 assuming the settlement of the remaining 3.8 million open forward equity contracts. 3Based on the share price of $30.05 as of October 30, 2020 and the total outstanding shares of 105,602,152 as of September 30, 2020, which excludes 0.3 million unvested restricted shares. Excludes 2.9 million shares of common stock issued in October 2020. 4Based on the share price of $30.05 as of October 30, 2020 and most recent annualized dividend payment. Future dividends, if any, will be at the discretion of the board of directors of Spirit. $190 $178 $209 $300 $300 $400 $500

Spirit’s Platform

Spirit’s platform Integrated approach optimizing existing portfolio and scalable underwriting systems Harnessing Data Through Technology Proprietary Portfolio Tools Organizational Structure Spirit’s Underwriting Approach

Proprietary portfolio tools Power BI Heat Map Efficient Frontier Return Framework Property Ranking Model Industry relevance Risk framework Economic capitalization rates Sharpe ratio Investment in category Risk return analysis Residual value Level setting capital decisions Research Credit and Underwriting Research Asset Management Asset Management Technology Research Acquisitions Credit and Underwriting What is it solving for Controlling team Tool

Spirit’s updated heat map Essential and durable industries matter and are key factors in our investment strategy 100 100 50 0 0 Worse Better Technological Disruption (25% eCommerce penetration, 25% growth trends in eCommerce in industry, 50% historical/forecasted impact to real estate demand) Porter’s Five Forces (25% competition, 25% essential impact, 20% barriers to entry, 10% suppliers, buyers and substitutions) Better Worse 50 Top Ten Movers Q4 2019 Heat Map Current Heat Map Warehouse Club and Supercenters Home Improvement Dollar Stores Manufacturing Sporting Goods Home Décor Restaurants – Casual Dining Health and Fitness Entertainment Movie Theaters

Spirit’s Updated Efficient frontier Note: Industry categories exclude multi-tenant properties. Manufacturing and distribution are classified by asset type while other industries reflect underlying Tenant operations. Real estate investment is as of September 30, 2020. Spirit’s Real Estate Investment

property ranking model Asset level ranking of all properties using twelve criteria Contract/Replacement rent Real estate score and 5-mile population Lease term 5-mile household income Pre-overhead Unit Coverage, Pre-overhead Master Lease Coverage, Corporate Coverage, State Rent escalations Lease type Individual weightings applied to each criteria to arrive at overall ranking All rankings updated annually All acquisition candidates ranked; key ingredient in Investment Committee decision process Weightings favor real estate centric criteria Heavier weighting on objective criteria Incorporates Spirit Heat Map via industry criteria Ranking is loss given default oriented vs. expected default frequency Ranking is not a binary decision making metric 20% 30% 14% 10% 20% 4% 2% Lease expirations: informs renewal and re-tenanting strategies Develop consistent view of real estate across organization Benchmarking across industries Acquisitions: benchmark acquisitions against existing assets to ensure accretive portfolio shaping Dispositions: important factor in identifying and pricing target assets Utilizing the Property Ranking Results

Spirit’s underwriting approach Industry Relevance SWOT Analysis Porter’s 5 Forces Total addressable market Industry lifecycle Revenue & profit volatility through lifecycles Tenant Underwriting Operation analysis: earnings potential, cash flow, historical trends, coverage Balance sheet analysis: leverage, FCCR, tangible net worth Other: comparison to industry average/ownership, regulatory exposure, ESG Real Estate Residual value analysis Replacement rent Real estate ranking Property ranking model

CORPORATE RESPONSIBILITY Environmental Responsibility Social Responsibility Corporate Governance E Spirit is committed to investing responsibly, managing environmental risks and reducing our environmental footprint “Think Green” subcommittee. Focuses on making environmentally smart choices to reduce our environmental footprint Energy consumption. Use automatic lighting and ENERGY STAR certified products at headquarters Investor meetings. Use iPads at meetings rather than printed documents Pre-acquisition diligence. Considers environmental risks and obtains a Phase I site assessment when evaluating new investments Risk management. Spirit maintains comprehensive pollution insurance coverage for all properties and requires remediation of any environmental issues prior to acquisition. All leases include environmental provisions We are “All One Team” Diversity and Inclusion. Provides equal employment opportunity to all individuals and seeks to cultivate an inclusive culture Employee initiatives. Implements numerous wellness initiatives such as an annual health and wellness challenge, wellness screenings and guided meditation sessions We are committed to being good corporate citizens Spirit One Committee. Employee group dedicated to organizing civic involvement for employees with non-profit organizations and charitable donations Employee gift matching program. Matches charitable contributions made by employees to eligible organizations We are subject to a Code of Business Ethics Labor. Committed to compensating employees at competitive rates Health and safety. Encourages dialogue with employees about occupational health, safety, and environmental concerns S G Our Board maintains a diversity of perspectives that supports the oversight of the Company’s ongoing strategic objectives 8 of 9 are independent Independent Chairman of the Board Annual elections for all directors Majority voting standard Third party annual board evaluations Conduct annual CEO performance reviews All committees are independent Committee chair rotation Opted out of MUTA 50% shareholder threshold to amend bylaws No poison pill Plurality voting standard in contested elections Minimum stock ownership requirements Clawback policy Anti-hedging/pledging policy

Q3 2020 Portfolio and Balance Sheet Metrics

Tenant Concept Number of Properties Percent of ABR Church's Chicken 166 2.7% Home Depot 7 2.3% At Home 13 2.3% Circle K 76 2.3% Walgreens 34 2.1% GPM Investments, LLC 112 2.1% Life Time Fitness 5 2.0% Dollar Tree / Family Dollar 106 2.0% BJ's Wholesale Club 7 2.0% CVS 33 1.8% Party City 3 1.8% CarMax 7 1.7% Bank of America 2 1.6% FedEx 6 1.5% Main Event 8 1.5% Mac Papers 18 1.5% LA Fitness 8 1.4% Kohl’s 11 1.4% Ferguson Enterprises 7 1.3% Sportsman’s Warehouse 10 1.3% Total Top 20 639 36.6% Top 20 Tenants Asset Types and Tenant Industries1 RETAIL 79.8% INDUSTRIAL Top Tenancy and Portfolio Mix 12.6% 8.1% Distribution 4.5% Manufacturing OFFICE & OTHER 7.6% 3.1% Professional 2.6% Medical 1.3% Data Center 0.6% Hotel 1Percentages based on ABR.

Portfolio Health Actual Investment Grade Rated1 24.1% 49.8% Unit Reporting 93.7% Corporate Reporting Combined Unit Level and Corporate Coverage 2.7x Weighted Average Unit Level Coverage 2.5x Other 22.7% Publicly Owned2 50.0% Private Equity Owned 27.3% % of ABR from Reporting Tenants Note: Percentages are weighted by ABR. 1Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies. Actual ratings, if available, based on S&P or Moody’s are used. Equivalent ratings (included in the chart), if available, based on shadow ratings from Moody’s are used if actuals are not available. 2Publicly owned represents ownership of our tenants or their affiliated companies. 3Represents corporate-level reporting of revenues of our tenants or their affiliated companies, excluding non-reporting tenants.

Granular and Liquid Portfolio Properties by Real Estate Investment Properties by Building Square Footage Properties by Annualized Base Rent Median: 6.7K Median: $128.8K Median: $1.7M

NET INVESTMENT ACTIVITY Investment Activity ($ In Thousands) Activity ($ In Thousands) Q4 2019 Q1 2020 Q2 2020 Q3 2020 TTM Acquisitions: Number of Transactions 8 8 1 8 25 Number of Properties 139 27 2 18 186 Gross Investment $ 574,808 $ 205,863 $ 13,016 $ 214,313 $ 1,008,000 Initial Cash Yield 7.55% 6.47% 7.51% 7.02% 7.22% Economic Yield 8.18% 7.41% 8.35% 7.69% 7.92% Weighted Avg. Lease Term (Years) 9.8 14.7 15.1 14.8 13.2 Revenue Producing Capital Expenditures: Gross Investment $ 14,750 $ 7,579 $ — $ 1,018 $ 23,347 Initial Cash Yield 7.68% 7.27% — 7.27% 7.53% Total Gross Investment $ 589,558 $ 213,442 $ 13,016 $ 215,331 $ 1,031,347 Total Investment Cash Yield 7.55% 6.50% 7.51% 7.02% 7.22% Dispositions: Number of Vacant Properties 7 3 3 4 17 Number of Leased Properties1 4 4 — 7 15 Gross Proceeds on Leased Properties $ 18,795 $ 2,905 $ — $ 39,575 $ 61,275 Total Gross Proceeds $ 23,834 $ 15,680 $ 2,995 $ 42,167 $ 84,676 Capitalization Rate2 8.73% 9.38% — 5.96% 6.97% $15.1M of Annualized Contractual Rent 1.2% Average Annual Escalators 55.2% of acquisitions are new tenants Q3 2020 Acquisitions Asset Type and Tenant Industries3 1Q4 2019 includes one multi-tenant property where a stand-alone occupied building on the property was retained. 2Capitalization rates are calculated based only on income producing properties. 3Percentages based on Gross Investment.

LEASE STRUCTURE, EXPIRATIONS AND ESCALATIONS $ in thousands Year Number of Owned Properties Square Feet (in thousands) Annualized Base Rent1 Contractual Rent Annualized (1) % of ABR Remainder of 2020 3 165 $ 738 0.2% 2021 55 1,817 18,832 3.9% 2022 40 1,529 16,075 3.3% 2023 112 2,936 31,753 6.6% 2024 47 1,557 17,899 3.7% 2025 52 1,527 19,115 4.0% 2026 101 2,298 32,186 6.7% 2027 130 2,954 40,222 8.3% 2028 106 1,798 28,685 5.9% 2029 323 2,840 42,651 8.8% Thereafter 797 17,212 235,153 48.6% Vacant2 12 594 — — Total owned properties 1,778 37,227 $ 483,309 100.0% 1.0% Forward Same Store Sales Occupancy Rates Forward 12 Month Lease Escalations 0.7% Lease Structure (% of ABR) 41.9% Master Lease Escalation Types (% of ABR) 1ABR is not adjusted for the impact of abatements provided as relief due to the COVID-19 pandemic. As of the date of this report, SRC has agreed to a total of $0.2 million of abatements for the period from October 1, 2020 – September 30, 2021. 2Vacant square feet includes unoccupied square footage on multi-tenant properties.

Financial Presentation and Non-GAAP Reconciliations

(Unaudited) Three Months Ended September 30, Three Months Ended March 31, Nine Months Ended September 30, Three Months Ended March 31, 2020 2019 2019 2018 2020 2019 2019 2018 Revenues: Rental income1 $ 104,067 112,916 $ 98,236 109,511 $ 104,067 351,469 $ 98,236 320,084 Interest income on loans receivable 986 189 294 843 986 998 294 2,749 Earned income from direct financing leases 396 131 465 267 396 439 465 971 Related party fee income 6,927 178 2,219 54,795 6,927 678 2,219 68,971 Other income 217 327 1,245 1,531 217 1,401 1,245 2,510 Total revenues 112,593 113,741 102,459 166,947 112,593 354,985 102,459 395,285 Expenses: General and administrative 10,931 12,727 36,396 39,741 Termination of interest rate swaps — 12,461 — 12,461 Property costs (including reimbursable) 5,049 4,407 18,219 13,968 Deal pursuit costs 597 330 1,630 574 Interest 26,404 24,675 77,858 76,462 Depreciation and amortization 52,170 43,907 157,566 126,598 Impairments 8,106 5,932 69,929 13,231 Total expenses 103,257 104,439 361,598 283,035 Other income: Loss on debt extinguishment (7,252) (5,580) (7,252) (11,473) Gain on disposition of assets 10,763 32,254 11,809 70,760 Preferred dividend income from SMTA — 3,302 — 10,802 Total other income 3,511 29,976 4,557 70,089 Income (loss) before income tax expense 13,995 92,484 (2,056) 182,339 Income tax expense (197) (11,190) (406) (11,730) Net income (loss) 13,798 81,294 (2,462) 170,609 Dividends paid to preferred shareholders (2,587) (2,587) (7,763) (7,763) Net income (loss) attributable to common stockholders $ 11,211 $ 78,707 $ (10,225) $ 162,846 CONSOLIDATED STATEMENTS OF OPERATIONS $ IN THOUSANDS 1For the three and nine months ended September 30, 2020, rental income included $108.4 million and $335.1 million of Base Cash Rent, respectively, and $2.7 million and $8.2 million of tenant reimbursable income, respectively. Base Cash Rent for the three and nine months ended September 30, 2020 includes $1.8 million and $24.1 million, respectively, of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. For the three and nine months ended September 30, 2019, rental income included $101.0 million and $296.2 million of Base Cash Rent, respectively, and $2.8 million and $9.1 million of tenant reimbursable income, respectively.

(Unaudited) September 30, 2020 March 31, 2019 December 31, 2019 December 31, 2018 Assets Real estate investments: Land and improvements $ 1,995,780 $ 1,910,287 Buildings and improvements 4,022,944 3,840,220 Total real estate investments 6,018,724 5,750,507 Less: accumulated depreciation (810,215) (717,097) 5,208,509 5,033,410 Loans receivable, net — 34,465 Intangible lease assets, net 349,347 385,079 Real estate assets under direct financing leases, net 7,444 14,465 Real estate assets held for sale, net 33,885 1,144 Net investments 5,599,185 5,468,563 Cash and cash equivalents 116,814 14,492 Deferred costs and other assets, net 149,820 124,006 Goodwill 225,600 225,600 Total assets $ 6,091,419 $ 5,832,661 Liabilities and stockholders’ equity Liabilities: Revolving credit facilities $ — $ 116,500 Term loans, net 177,170 — Senior Unsecured Notes, net 1,926,752 1,484,066 Mortgages and notes payable, net 213,479 216,049 Convertible Notes, net 188,216 336,402 Total debt, net 2,505,617 2,153,017 Intangible lease liabilities, net 121,066 127,335 Accounts payable, accrued expenses and other liabilities 132,555 139,060 Total liabilities 2,759,238 2,419,412 Stockholders’ equity: Preferred stock and paid in capital, $0.01 par value, 20,000,000 shares authorized: 6,900,000 shares issued and outstanding at both September 30, 2020 and December 31, 2019 166,177 166,177 Common stock, $0.05 par value, 175,000,000 shares authorized: 105,884,703 and 102,476,152 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively 5,294 5,124 Capital in excess of common stock par value 5,813,128 5,686,247 Accumulated deficit (2,643,063) (2,432,838) Accumulated other comprehensive loss (9,355) (11,461) Total stockholders’ equity 3,332,181 3,413,249 Total liabilities and stockholders’ equity $ 6,091,419 $ 5,832,661 CONSOLIDATED BALANCE SHEETS $ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS

 (Unaudited)   Three Months Ended September 30,   Nine Months Ended September 30,   2020   2019   2020   2019 Net income (loss) attributable to common stockholders   $ 11,211   $ 78,707   $ (10,225)   $ 162,846 Portfolio depreciation and amortization   52,024   43,764   157,129   126,171 Portfolio impairments 8,106 5,932 69,929 13,231 Gain on disposition of assets   (10,763)   (32,254)   (11,809) (70,760) FFO attributable to common stockholders   $ 60,578   $ 96,149   $ 205,024 $ 231,488 Loss on debt extinguishment 7,252 5,580 7,252 11,473 Deal pursuit costs 597 330 1,630 574 Non-cash interest expense 3,190 2,685 9,658 11,116 Accrued interest and fees on defaulted loans — — — 285 Straight-line rent, net of related bad debt expense (899) (4,770) (6,385) (12,162) Other amortization and non-cash charges (383) (574) (213) (1,169) Non-cash compensation expense 2,967 3,534 9,726 10,995 Termination of interest rate swaps — 12,461 — 12,461 Costs related to COVID-191 702 — 1,440 — AFFO attributable to common stockholders2   $ 74,004   $ 115,395   $ 228,132   $ 265,061 Dividends declared to common stockholders $ 66,171 $ 62,322 $ 194,911 $ 172,894 Dividends declared as a percent of AFFO 89% 54% 85% 65 % Net income (loss) per share of common stock – Basic $ 0.11 $ 0.87 $ (0.11) $ 1.85 Net income (loss) per share of common stock – Diluted $ 0.11 $ 0.87 $ (0.11) $ 1.85 FFO per share of common stock – Diluted3 $ 0.59 $ 1.06 $ 1.98 $ 2.63 AFFO per share of common stock – Diluted3 $ $ 0.72 $ 1.27 $ 2.21 $ 3.01 AFFO per share of common stock, excluding AM termination fee, net of tax4 $ $ 0.72 $ 0.87 $ 2.21 $ 2.59 Weighted average shares of common stock outstanding – Basic 102,750,120 90,040,353 102,553,798 87,529,786 Weighted average shares of common stock outstanding – Diluted 102,938,860 90,396,797 102,553,798 87,784,477 Weighted average shares of common stock outstanding for non-GAAP measures – Diluted3 102,938,860 90,396,797 103,132,749 87,784,477 FUNDS AND ADJUSTED FUNDS FROM OPERATIONS $ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS 1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2AFFO for the three and nine months ended September 30, 2020 includes $1.8 million and $24.1 million, respectively, of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. 3Weighted average shares of common stock for non-GAAP measures includes unvested market-based awards and unsettled forward equity contracts for the nine months ended September 30, 2020, which are dilutive for the non-GAAP calculations. Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. The following amounts were deducted: 4AFFO attributable to common stockholders for the three and nine months ended September 30, 2019, excluding $48.2 million of termination fee income, net of $11.2 million in income tax expense. The termination fee was received in conjunction with SMTA’s sale of Master Trust 2014 in September 2019 and termination of the Asset Management Agreement on September 20, 2019. On September 20, 2019, the Company entered into the Interim Management Agreement with SMTA. AFFO attributable to common stockholders has not been adjusted to exclude the following: (1) asset management fees of $4.4 million and $14.4 million earned during the three and nine months ended September 30, 2019, respectively; (2) property management and servicing fees of $1.7 million and $5.5 million earned during the three and nine months ended September 30, 2019, respectively; (3) preferred dividend income from SMTA of $3.3 million and $10.8 million earned during the three and nine months ended September 30, 2019, respectively; (4) interest income on related party notes receivable of $0.3 million and $1.1 million earned during the three and nine months ended September 30, 2019, respectively, and an early repayment premium of $0.9 million earned during the three and nine months ended September 30, 2019; and (5) interest expense on related party loans payable of $58 thousand and $0.2 million incurred during the three and nine months ended September 30, 2019, respectively. Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 FFO $ 0.2 million $ 0.3 million $ 0.6 million $ 1.0 million AFFO $ 0.2 million $ 0.4 million $ 0.7 million $ 1.1 million

Annualized Adjusted EBITDAre Q3 2020 Q1 2019 Net income $ 13,798 Interest 26,404 Depreciation and amortization 52,170 Income tax expense 197 Gain on disposition of assets (10,763) Portfolio impairments 8,106 EBITDAre 89,912 Adjustments to revenue producing acquisitions and dispositions 2,688 Deal pursuit costs 597 Loss on debt extinguishment 7,252 Costs related to COVID-191 702 Adjusted EBITDAre 101,151 Adjustments related to straight-line rent2 4,942 Other adjustments for Annualized EBITDAre3 1,453 Annualized Adjusted EBITDAre $ 430,184 Fixed Charge Coverage Ratio (FCCR) Q3 2020 Q1 2019 Annualized Adjusted EBITDAre $ 430,184 Interest expense 26,404 Less: Non-cash interest (3,190) Preferred Stock dividends 2,587 Fixed charges $ 25,801 Annualized fixed charges $ 103,204 FCCR 4.2 x Annualized Adjusted Cash NOI Q3 2020 Q1 2019 Adjusted EBITDAre $ 101,151 General and administrative (excluding costs related to COVID-19) 10,229 Adjusted NOI 111,380 Straight-line rental revenue, net (899) Other amortization and non-cash charges (383) Adjusted Cash NOI5 $ 110,098 Annualized Adjusted NOI $ 445,520 Annualized Adjusted Cash NOI $ 440,392 Adjusted Debt / Annualized Adjusted EBITDAre4 5.6 x Adjusted Debt + Preferred / Annualized Adjusted EBITDAre 6.0 x Other NON-GAAP RECONCILIATIONS $ in thousands Adjusted Debt Q3 2020 Q1 2019 2019 Credit Facility $ — 2020 Term Loans, net 177,170 Senior Unsecured Notes, net 1,926,752 Mortgages and notes payable, net 213,479 Convertible Notes, net 188,216 Total debt, net 2,505,617 Unamortized debt discount, net 8,642 Unamortized deferred financing costs 19,464 Cash and cash equivalents (116,814) Restricted cash balances held for the benefit of lenders (12,675) Adjusted Debt 2,404,234 Preferred Stock at liquidation value 172,500 Adjusted Debt + Preferred Stock $ 2,576,734 1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2Adjustment relates to $6.2 million of gross bad debt expense on straight-line rent receivable balances, where only $1.3 million of the expense relates to straight-line rent that would have been recognized during the three months ended September 30, 2020. As such, annualization of the $4.9 million of bad debt expense related to straight-line rental revenue recognized in previous periods would not be appropriate. 3Adjustments are comprised of certain property costs, general and administrative expenses, prior period rent recoveries, abatements and bad debt expenses related to rental revenue in previous periods where annualization would not be appropriate 4Adjusted Debt / Annualized Adjusted EBITDAre would be 5.1x and Adjusted Debt + Preferred / Annualized Adjusted EBITDAre would be 5.5x if all 6.7 million shares under open forward sales agreements had been settled on September 30, 2020. 5Adjusted Cash NOI includes $1.8 million of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic.

Debt Summary and Market Capitalization Note: Data is as of September 30, 2020, unless otherwise noted. 1As of September 30, 2020, $800.0 million of borrowing capacity was available under the 2019 Credit Facility and borrowings bore interest at LIBOR plus an applicable margin of 0.90% per annum. 2A significant portion of our secured debt is partially amortizing and requires a balloon payment at maturity. 3Based on the share price of $33.75 as of September 30, 2020 and the total outstanding shares of 105,602,152 as of September 30, 2020, which excludes 0.3 million unvested restricted shares. 4The Fixed Charge Coverage Ratio as defined in the Senior Unsecured Notes indenture includes other adjustments, including the exclusion of preferred stock dividends. $ In Thousands September 30, 2020 Interest Rate Weighted Avg. Years to Maturity 2019 Credit Facility1 $ — —% 2.5 2020 Term Loans 178,000 1.66% 1.5 Unamortized deferred financing costs (830) Carrying amount 177,170 2021 Convertible Notes 190,426 3.75% 0.6 Unamortized net discount and deferred financing costs (2,210) Carrying amount 188,216 Senior Unsecured Notes Senior Notes due 2026 300,000 4.45% 6.0 Senior Notes due 2027 300,000 3.20% 6.3 Senior Notes due 2029 400,000 4.00% 8.8 Senior Notes due 2030 500,000 3.40% 9.3 Senior Notes due 2031 450,000 3.20% 10.4 Unamortized net discount and deferred financing costs (23,248) Carrying amount 1,926,752 CMBS2 5 CMBS loans on 88 properties 215,297 5.47% 3.1 Unamortized net premiums and deferred financing costs (1,818) Carrying amount 213,479 Total Debt, net $ 2,505,617 3.64% 6.9 Enterprise Value: Adjusted Debt $ 2,404,234 Preferred stock at liquidation value 172,500 Common market equity3 3,564,073 Total Enterprise Value $ 6,140,807 Debt Type Fixed / Floating Rate Debt 37.2% Total Debt to Total Assets (Requirement ≤ 60%) Senior Unsecured Note Covenant Compliance 3.2% Total Secured Debt to Total Assets (Requirement ≤ 40%) 4.6x Fixed Charge Coverage Ratio4 (Requirement ≥ 1.5x) 2.6x Total Unencumbered Assets to Unencumbered Debt (Requirement ≥ 1.5x) Well-Staggered Maturities $ In Millions

Net Asset Value (NAV) Components Common Stock Outstanding2 105,602,152 Market Value of Real Estate $2.7B Debt and Equity $163.4M Other Assets $126.0M Other Liabilities $483.3M Annualized Base Rent $26.6M Net Book Value for Vacant Assets $2.5B Debt Principal1 $172.5M Preferred Equity Liquidation Value $116.8M Cash and Cash Equivalents $12.7M Restricted Cash $33.9M Tangible Other Assets $68.1M Dividends Payable $57.9M Accounts Payable, Accrued Expenses, and Other Tangible Liabilities $440.4M Annualized Adjusted Cash NOI Note: Data is as of September 30, 2020. 1Debt principal outstanding of $2,533.7 million comprised of: $178.0 million under the 2020 Term Loans, $190.4 million of Convertible Notes, $1,950.0 million of Senior Unsecured Notes and $215.3 million of mortgages payable. 2Total outstanding shares as of September 30, 2020, less 0.3 million unvested restricted shares. Excludes 6.7 million shares of common stock issuable under open forward contracts.

Appendix

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) attributable to common stockholders (computed in accordance with GAAP), excluding real estate-related depreciation and amortization, impairment charges and net (gains) losses from property dispositions. FFO is a supplemental non-GAAP financial measure. We use FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate-related depreciation and amortization, gains and losses from property dispositions and impairment charges, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of equity REITs, FFO will be used by investors as a basis to compare our operating performance with that of other equity REITs. However, because FFO excludes depreciation and amortization and does not capture the changes in the value of our properties that result from use or market conditions, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. We adjust FFO to eliminate the impact of certain items that we believe are not indicative of our core operating performance, such as transaction costs associated with our Spin-Off, default interest and fees on non-recourse mortgage indebtedness, debt extinguishment gains (losses), costs associated with termination of interest rate swaps, costs related to the COVID-19 pandemic, and certain non-cash items. These certain non-cash items include non-cash revenues (comprised of straight-line rents net of bad debt expense, amortization of lease intangibles, and amortization of net premium/discount on loans receivable), non-cash interest expense (comprised of amortization of deferred financing costs and amortization of net debt discount/premium) and non-cash compensation expense. Other equity REITs may not calculate FFO and AFFO as we do, and, accordingly, our FFO and AFFO may not be comparable to such other equity REITs’ FFO and AFFO. FFO and AFFO do not represent cash generated from operating activities determined in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should only be considered a supplement, and not an alternative, to net income (loss) attributable to common stockholders (computed in accordance with GAAP) as a performance measure. Adjusted Debt represents interest bearing debt (reported in accordance with GAAP) adjusted to exclude unamortized debt discount/premium, deferred financing costs, and reduced by cash and cash equivalents and cash reserves on deposit with lenders as additional security. By excluding these amounts, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. We believe this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding our financial condition. EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre EBITDAre is a non-GAAP financial measure and is computed in accordance with standards established by NAREIT. EBITDAre is computed as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairments of depreciated property. Adjusted EBITDAre represents EBITDAre as adjusted for revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter and for certain items that we believe are not indicative of our core operating performance, such as debt extinguishment gains (losses) and costs related to the COVID-19 pandemic. We focus our business plans to enable us to sustain increasing shareholder value. Accordingly, we believe that excluding these items, which are not key drivers of our investment decisions and may cause short-term fluctuations in net income, provides a useful supplemental measure to investors and analysts in assessing the net earnings contribution of our real estate portfolio. Because these measures do not represent net income (loss) that is computed in accordance with GAAP, they should only be considered a supplement, and not an alternative, to net income (loss) (computed in accordance with GAAP) as a performance measure. Annualized Adjusted EBITDAre is calculated as Adjusted EBITDAre for the quarter, adjusted for items where annualization would not be appropriate, multiplied by four. Our computation of Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology used by other equity REITs to calculate these measures and, therefore, may not be comparable to such other REITs. Fixed Charge Coverage Ratio (FCCR) Fixed charges consist of interest expense, reported in accordance with GAAP, less non-cash interest expense and plus preferred dividends. Annualized Fixed Charges is calculated by multiplying fixed charges for the quarter by four. The Fixed Charge Coverage Ratio is the ratio of Annualized Adjusted EBITDAre to Annualized Fixed Charges and is used to evaluate our liquidity and ability to obtain financing. Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI Adjusted NOI is calculated as Adjusted EBITDAre for the quarter less general and administrative costs. Annualized Adjusted NOI is Adjusted NOI multiplied by four. Adjusted Cash NOI is calculated as Adjusted NOI less certain non-cash items, including straight-line rents net of bad debt expense, amortization charges and non-cash compensation. Annualized Adjusted Cash NOI is Adjusted Cash NOI multiplied by four. We believe these metrics provide useful information because they reflect only those income and expenses incurred at the property level. We believe this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding our financial results. NON-GAAP DEFINITIONS AND EXPLANATIONS

2019 Credit Facility refers to the $800 million unsecured credit facility which matures on March 31, 2023. 2020 Term Loans refers to the original $400 million unsecured term loan facility which matures on April 2, 2022. 2021 Convertible Notes are the original $345.0 million convertible notes of the Company which mature May 15, 2021. Annualized Base Rent (ABR) represents Base Rent and earned income from direct financing leases from the final month of the reporting period, adjusted to exclude amounts from properties sold during that period and to include a full month of rental income for properties acquired during that period. The total is then multiplied by 12. We use ABR when calculating certain metrics that are useful to evaluate portfolio credit and diversification and to manage risk. Average Annual Escalators are the weighted average contractual escalation per year under the terms of the in-place leases, weighted by ABR. Base Rent represents rental income for the period, including amounts deferred or abated and excluding contingent rents, from our owned properties recognized during the month. We use Base Rent to monitor cash collection and to evaluate past due receivables. Base Cash Rent represents Base Rent reduced for amounts abated and rent deemed not probable of collection. Capitalization Rate represents the ABR on the date of a property disposition divided by the gross sales price. For multi-tenant properties, non-reimbursable property costs are deducted from the ABR prior to computing the disposition Capitalization Rate. CMBS are notes secured by owned properties and rents therefrom under which certain indirect wholly-owned special purpose subsidiaries of the Company are the borrowers. Corporate Liquidity is comprised of availability under the 2019 Credit Facility, cash and cash equivalents and available proceeds from unsettled forward equity contracts. Economic Yield is calculated by dividing the contractual cash rent, including fixed rent escalations and/or cash increases determined by CPI (increases calculated using CPI as of the end of the reporting period) by the initial lease term, expressed as a percentage of the Gross Investment. FASB is the Financial Accounting Standards Board. Forward 12 Month Lease Escalations represents contractual rent escalations as of the end of the reporting period on our owned properties over the forward 12 month period. For properties where rent escalations are fixed, actual contractual escalations over the next 12 months are used. For properties where rent escalations are CPI-related, CPI as of the end of the reporting period is used. For properties whose leases expire (or renewal options have not yet been exercised) in the next 12 months, a 100% renewal rate has been assumed. Forward Same Store Sales represents the expected change in ABR as of the reporting period as compared to the projected ABR at the end of the next 12 months, using the Forward 12 Month Lease Escalations. GAAP are the Generally Accepted Accounting Principles in the United States. Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs. Initial Cash Yield from properties is calculated by dividing the first twelve months of contractual cash rent (excluding any future rent escalations provided subsequently in the lease and percentage rent) by the purchase price of the related property, excluding post closing costs. Initial Cash Yield is a measure of the contractual cash rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, Initial Cash Yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual contractual cash rent earned from the properties acquired may differ from the Initial Cash Yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants. Net Book Value represents the Real Estate Investment value, less impairment charges and net of accumulated depreciation. Occupancy is calculated by dividing the number of economically yielding owned properties in the portfolio as of the measurement date by the number of total owned properties on said date. Real Estate Investment represents the Gross Investment plus improvements less impairment charges. Reserved Rent represents Base Rent, excluding amounts abated or deferred, that was deemed not probable of collection. Senior Unsecured Notes refers to the $300 million aggregate principal amount of 4.450% notes due 2026, the $300 million aggregate principal amount of 3.200% notes due 2027, the $400 million aggregate principal amount of 4.000% notes due 2029, the $500 million aggregate principal amount of 3.400% notes due 2030, and the $450 million aggregate principal amount of 3.200% notes due 2031. Tenant represents the legal entity ultimately responsible for obligations under the lease agreement or an affiliated entity. Other tenants may operate the same or similar business concept or brand. Weighted Average Unit Coverage is used as an indicator of individual asset profitability, as well as signaling the property’s importance to our tenants’ financial viability. We calculate Unit Coverage by dividing our reporting tenants’ trailing 12-month EBITDAR (earnings before interest, tax, depreciation, amortization and rent) by annual contractual rent. These are then weighted based on the tenant’s ABR. Tenants in the manufacturing industry are excluded from the calculation. OTHER DEFINITIONS AND EXPLANATIONS

FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this supplemental report should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This supplemental report is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this supplemental report, the words “estimate,” “anticipate,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “seek,” “approximately” or “plan,” or the negative of these words or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise, and Spirit may not be able to realize them. Spirit does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the CPI; Spirit's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; the financial performance of Spirit's retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers; Spirit's ability to diversify its tenant base; the nature and extent of future competition; increases in Spirit's costs of borrowing as a result of changes in interest rates and other factors; Spirit's ability to access debt and equity capital markets; Spirit's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Spirit's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Spirit exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Spirit or its major tenants; Spirit's ability to manage its expanded operations; Spirit's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; Spirit's ability to manage and liquidate the remaining SMTA assets; the impact on Spirit’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Spirit's most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this supplemental report. While forward-looking statements reflect Spirit's good faith beliefs, they are not guarantees of future performance. Spirit disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by law. Forward-Looking and Cautionary Statements Notice Regarding Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.